UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 15, 2015
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)
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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue Suite 103 Wyomissing PA 19610
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 15, 2015, Customers Bancorp, Inc. ("Customers Bancorp") and its subsidiary, Customers Bank ("Customers Bank," and, together with Customers Bancorp, "Customers") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Higher One, Inc. and Higher One Holdings, Inc. (together, "Higher One"), providing for the acquisition by Customers of substantially all of the assets and the assumption of certain liabilities of Higher One's One Account Student Checking and Refund Management Disbursement business (the "Disbursement business").

The transaction contemplates aggregate guaranteed payments to Higher One of $42 million.  The aggregate purchase price payable by Customers is $37 million in cash, with the payments to be made in three installments: (i) $17 million in cash upon closing of the acquisition contemplated by the Purchase Agreement, (ii) $10 million upon the first anniversary of the closing and (iii) $10 million upon the second anniversary of the closing.  In addition, concurrently with the closing, the parties will enter into a Transition Services Agreement pursuant to which Higher One will provide certain transition services to the Customers for a period of up to 12 months following the closing.  As consideration for these services, Customers will pay Higher One an additional $5 million in cash.  Customers also will be required to make additional payments to Higher One if, during the three years following the closing, revenues from the Disbursements business exceed $75 million in a year.  The possible payment will be equal to 35% of the amount the Disbursements business related revenue exceeds $75 million in each year.

The Purchase Agreement includes customary representations, warranties and covenants of the parties.  The covenants of Higher One include, among other things, a requirement to conduct its Disbursements business in the ordinary course during the period between the execution of the Purchase Agreement and the closing, a requirement to prepare and file a proxy statement with the Securities and Exchange Commission and seek stockholder approval of the transactions contemplated by the Purchase Agreement, a prohibition against soliciting or encouraging proposals relating to alternative business combinations with respect to the Disbursements business and, with certain exceptions, a prohibition against engaging in discussions or negotiations relating to proposals regarding alternative business combinations transactions with respect to the Disbursements business. Higher One is also obligated to provide certain consulting services to Customers with respect to the Disbursements business for a period of two years following the closing.  In addition, the Purchase Agreement requires Higher One, subject to certain exceptions, to indemnify Customers for certain types of losses relating to breaches of the representations, warranties and covenants in the Purchase Agreement and relating to the Disbursements business.  Higher One has also agreed not to compete with Customers or to solicit Higher One employees offered employment by Customers for a period of four years following the closing.

Consummation of the transactions contemplated by the Purchase Agreement is subject to certain conditions, including, among others, the approval of the transaction by Higher One's stockholders and creditors, the making of applicable governmental filings, obtaining of any required regulatory approvals and expiration of applicable waiting periods, the absence of an injunction or governmental action prohibiting the transaction or making it illegal, the obtaining of any other required third party consents or approvals, the accuracy of specified representations and warranties of the parties and the compliance by the parties with specified covenants.  No approval of Customers Bancorp's shareholders is required to consummate the transactions. The Purchase Agreement may be terminated under certain specified circumstances, including if the transactions contemplated by the Purchase Agreement are not consummated by July 1, 2016.

The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the other parties to the Purchase Agreement. In addition, such representations and warranties (i) are subject to materiality and other qualifications and limitations contained in the Purchase Agreement, including information in the schedules referenced in the Purchase Agreement, which may differ from what may be viewed as material by investors, (ii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (iii) may have been included in the Purchase Agreement for the purpose of, among other things, allocating risk between the parties rather than establishing matters as facts, and should not be viewed or relied upon as a disclosure of factual information relating to the parties or the Disbursement business.  The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of the agreement.

Item 7.01	Regulation FD Disclosure.

On December 15, 2015, the Company issued a press release relating to the transaction with Higher One described above in Item 1.01, attached hereto as Exhibit 99.1, which is incorporated in this Item 7.01 by reference.

The Company has posted to its website a slide presentation relating to the transaction with Higher One described above in Item 1.01, attached hereto as Exhibit 99.2, which is incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed incorporated by reference into any of the Company's reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Item 7.01, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 15, 2015.
99.2	Slide presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Robert E. Wahlman
Name: Robert E. Wahlman
Title: Executive Vice President and Chief Financial Officer

Date:December 15, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 15, 2015.
99.2	Slide presentation.